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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Amendment No. 3 to Form S-4.


                                          /s/ ARTHUR ANDERSEN LLP


New York, New York
November 4, 1997